Filed pursuant to Rule 497

Registration No. 333-178516

Rule 482ad

Horizon Technology Finance Corporation Prices

Public Offering of Common Stock

FARMINGTON, Conn, March 19, 2015 – Horizon Technology Finance Corporation (Nasdaq: HRZN) (the "Company" or "Horizon") today announced that it has priced an underwritten public offering of 2,380,000 shares of its common stock at a price to the public of $13.95 per share for total gross proceeds of approximately $33.2 million, before deducting underwriting commission and discounts and estimated offering expenses. 2,000,000 shares of the Company’s common stock are being offered by the Company and 380,000 shares of the Company’s common stock are being offered by a selling shareholder. Total gross proceeds to the Company will be approximately $27.9 million and total gross proceeds to the selling shareholder will be approximately $5.3 million, in each case before deducting underwriting commission and discounts and estimated offering expenses. The public offering is expected to close on or about March 24, 2015, subject to the customary closing conditions. In connection with the offering, the Company has granted the underwriters for the offering a 30-day option to purchase up to an additional 357,000 shares of the Company’s common stock solely to cover overallotments, if any.

The joint book-running managers for the offering are Keefe, Bruyette & Woods, Inc. and Oppenheimer & Co. Inc. The co-lead managers for the offering are Sterne, Agee & Leach, Inc. and Wunderlich Securities, Inc. The co-managers for the offering are Maxim Group LLC and MLV & Co. LLC.

The Company intends to use the net proceeds of this offering to make investments in portfolio companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes. The Company will not receive any proceeds from the sale of shares of the Company’s common stock offered by the selling stockholder.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 18, 2015 and the accompanying base prospectus dated July 2, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Keefe, Bruyette & Woods, Inc., Attn: Equity Capital Markets, 787 Seventh Avenue, Fourth Floor, New York, NY 10019 or by calling (800) 966-1559 or (2) Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by calling (212) 667-8563, or by email at EquityProspectus@opco.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Horizon Technology Finance

Horizon Technology Finance Corporation is a leading specialty finance company that provides capital in the form of secured loans to venture capital backed companies in the technology, life science, healthcare information and services, and cleantech industries. The investment objective of Horizon is to maximize total returns by generating current income from a portfolio of directly originated secured loans as well as capital appreciation from warrants that it receives when making such loans. Headquartered in Farmington, Connecticut, Horizon has regional offices in Walnut Creek, California and Reston, Virginia. Horizon's common stock trades on the NASDAQ Global Select Market under the ticker symbol "HRZN".

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Horizon undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Horizon Technology Finance Corporation	Investor Relations and Media Contacts:
Christopher M. Mathieu	The IGB Group
Chief Financial Officer	Matt Steinberg / Leon Berman
(860) 676-8653	(212) 477-8261 / (212) 477-8438
chris@horizontechfinance.com	msteinberg@igbir.com / lberman@igbir.com